SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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Action Performance Companies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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ACTION PERFORMANCE COMPANIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
March 4, 2002

         The Annual Meeting of Shareholders of Action Performance Companies, Inc., an Arizona corporation, will be held at 9:00 a.m., on Monday, March 4, 2002, at The Hilton Phoenix Airport, 2435 S. 47th Street, Phoenix, Arizona for the following purposes:

         1.     To elect directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

         2.     To approve an amendment to our 2000 Stock Option Plan to increase the number of shares of our common stock reserved for issuance pursuant to the plan from the number of shares equal to 7% of our outstanding shares of common stock, up to a maximum of 2,000,000 shares, to the number of shares equal to 13% of our outstanding shares of common stock, up to a maximum of 3,000,000 shares.

         3.     To approve our Annual Incentive Plan.

         4.     To ratify the appointment of Arthur Andersen LLP as our independent auditors for the fiscal year ending September 30, 2002.

         5.     To transact such other business as may properly come before the meeting or any adjournment of the meeting.

         These items of business are more fully described in the proxy statement accompanying this notice.

         Only shareholders of record at the close of business on January 18, 2002 are entitled to notice of and to vote at the meeting.

         All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, we urge to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If you attend the meeting, you may vote in person even if you previously have returned a proxy.

Sincerely,

/s/ R. David Martin

Phoenix, Arizona	R. David Martin

January 22, 2002	Secretary

ACTION PERFORMANCE COMPANIES, INC.
4707 East Baseline Road
Phoenix, Arizona 85040

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

         The enclosed proxy is solicited on behalf of Action Performance Companies, Inc., an Arizona corporation, by our Board of Directors for use at our Annual Meeting of Shareholders to be held at 9:00 a.m. on Monday, March 4, 2002, or at any adjournment of the meeting, for the purposes set forth in this proxy statement and in the accompanying notice of Annual Meeting of Shareholders. The meeting will be held at The Hilton Phoenix Airport, 2435 S. 47th Street, Phoenix, Arizona.

         These proxy solicitation materials are being first mailed on or about January 23, 2002, to all shareholders entitled to vote at the meeting.

Voting Securities and Voting Rights

         Shareholders of record at the close of business on January 18, 2002 are entitled to notice of and to vote at the meeting. On the record date, there were outstanding 17,350,612 shares of our common stock. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

         The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present, (1) the affirmative vote of a plurality of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote is required for the election of directors; and (2) the affirmative vote of a majority of the shares of our common stock present in person or proxy at the meeting is required to approve the amendment to our 2000 Stock Option Plan, to approve our Annual Incentive Plan, and to ratify the appointment of Arthur Andersen LLP as our independent auditors for the fiscal year ending September 30, 2002.

         Arizona law requires cumulative voting in elections for directors, which means that each shareholder may cast that number of votes that is equal to the number of shares held of record, multiplied by the number of directors to be elected. Each shareholder may cast the whole number of votes for one candidate or distribute such votes among two or more candidates. The enclosed proxy does not seek discretionary authority to cumulate votes in the election of directors.

         Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting who will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Voting of Proxies

         When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (1) “for” the election of nominees set forth in this proxy statement; (2) “for” approval of the amendment to the 2000 Stock Option Plan to increase the number of shares of common stock reserved for issuance pursuant to that plan; (3) “for” the approval of our Annual Incentive

Plan; and (4) “for” the ratification of the appointment of Arthur Andersen LLP as our independent auditors for the fiscal year ending September 30, 2002.

Revocability of Proxies

         Any person giving a proxy may revoke the proxy at any time before its use by

         •     delivering to us written notice of revocation,

         •     delivering to us a duly executed proxy bearing a later date, or

         •     attending the meeting and voting in person.

Solicitation

         We will pay for this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Some of our directors or officers may solicit proxies, personally or by telephone or e-mail, without additional compensation.

Annual Report and Other Matters

         Our 2001 Annual Report to Shareholders, which was mailed to shareholders with or preceding this proxy statement, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the “Compensation Committee Report on Executive Compensation,” “Report of the Audit Committee of the Board of Directors,” and “Performance Graph” below shall not be deemed “filed” with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

         We will provide upon written request, without charge to each shareholder of record as of the record date, a copy of our annual report on Form 10-K for the fiscal year ended September 30, 2001 as filed with the Securities and Exchange Commission. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our company’s secretary at our executive offices set forth in this proxy statement.

ELECTION OF DIRECTORS

Nominees

         Our bylaws provide that the number of directors shall be fixed from time to time by resolution of our board of directors. All directors are elected at each annual meeting of our shareholders. Directors hold office until the next annual meeting of shareholders or until their successors have been elected and qualified.

         A board of eight directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. All of the nominees currently are directors of our company. In the event that any such nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by the current board of directors to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director.

         The following table sets forth certain information regarding the nominees for directors.

Name	Age	Position Held

Fred W. Wagenhals	60	Chairman of the Board, President, and Chief Executive Officer

R. David Martin	55	Chief Financial Officer, Secretary, Treasurer, and Director

Melodee L. Volosin	37	Executive Vice President – Sales and Director

John S. Bickford, Sr.	55	Executive Vice President – Strategic Alliances and Director

Edward J. Bauman	77	Director

Herbert M. Baum	65	Director

Lowell L. Robertson	71	Director

Robert L. Matthews	64	Director

         Fred W. Wagenhals, the founder of our company, has served as our Chairman of the Board, President, and Chief Executive Officer for more than five years.

         R. David Martin has served as our Chief Financial Officer since August 2000, as Secretary and Treasurer since March 2001, and as a director since December 2000. Mr. Martin joined Deloitte & Touche in June 1968 and served as a partner of that firm from August 1978 until May 2000.

         Melodee L. Volosin has served as our Executive Vice President – Sales since December 1999 and as a director since January 1997. Ms. Volosin served as our Vice President – Wholesale Division from September 1997 until December 1999. Ms. Volosin served as the Director of our Wholesale Division from May 1992 to September 1997. Ms. Volosin’s duties include managing all of our wholesale distribution of die-cast collectibles and other products, including advertising programs and budgeting.

         John S. Bickford, Sr. has served as our Executive Vice President – Strategic Alliances since July 1997 and as a director of our company since January 1997. Mr. Bickford served as a consultant to our company from January 1997 to June 1997. Since 1976, Mr. Bickford has served as President of MPD Racing Products, Inc., which manufactures race car parts for distribution through speed shops and high-performance engine shops. Mr. Bickford served as President of Bickford Motorsports, Inc., which provided consulting and special project coordination services to race car drivers, car owners, and other businesses, from 1990 until 1997. Mr. Bickford also published Racing for Kids magazine during 1996 and 1997. Mr. Bickford served as General Manager of Jeff Gordon, Inc. from 1990 to 1995. Mr. Bickford currently serves as a director of Equipoise Balancing, Inc., a privately held company.

         Edward J. Bauman has served as a director of our company since February 1998. Mr. Bauman has served as Chairman of the Board of Anderson Bauman Tourtellot Vos & Co., a turnaround management consulting firm, since September 1989. Mr. Bauman also serves as a director of Elk River Development Corp., a publicly traded company, and of Jay Garment Company, Precision Fabrics Group, Inc., and American Emergency Vehicles, all of which are privately held companies.

         Herbert M. Baum has served as a director of our company since March 2001 and previously served as a director of our company from February 2000 until September 2000. Mr. Baum has served as Chairman, President, and Chief Executive Officer of The Dial Corporation, a consumer goods company marketing a diversified line of consumer products under various major brand names, since August 2000. Mr. Baum served as President and Chief Operating Officer of Hasbro Inc., a multi-billion dollar designer and manufacturer of toys, games, and interactive software, from January 1999 until August 2000. From 1993 to 1999, Mr. Baum was Chairman and Chief Executive Officer of Quaker State Corporation. Mr. Baum serves on the boards of directors of Midas, Inc., Meredith Corporation, Fleming Companies, Inc., and Pepsi Americas, Inc., all public companies.

         Lowell L. Robertson has served as a director of our company since March 2001. Mr. Robertson is a retired partner with Deloitte & Touche and a Certified Public Accountant with over 37 years of accounting and audit experience. Mr. Robertson was Senior Vice President and Controller for The Dial Corporation from 1996 through 1997.

         Robert L. Matthews has served as a director of our company since April 2001. Mr. Matthews has served in various capacities with Bank One, Arizona since 1992, most recently as the vice chairman of the board of directors. Previously, Mr. Matthews served as Chairman of Security Pacific Bank of Arizona and as the President and Chief Executive Officer of Arizona Bank.

Meetings and Committees of the Board of Directors

         Our board of directors held four meetings during the fiscal year ended September 30, 2001. Each of our directors attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during fiscal 2001, and (ii) the total number of meetings held by all committees of our board of directors on which such person served during fiscal 2001.

         Our bylaws authorize our board of directors to appoint among its members one or more committees consisting of one or more directors. The Audit Committee currently consists of Messrs. Robertson, Bauman and Matthews, and Jack M. Lloyd, who is not standing for re-election, each of whom are non-employee directors of our company. The Audit Committee reviews the annual financial statements, any significant accounting issues, and the scope of the audit with our independent auditors and discusses with the auditors any other audit-related matters that may arise during the year. The Compensation Committee, which consists of Messrs. Baum, Matthews, and Robertson, reviews and acts on matters relating to compensation levels and benefit plans for key executives of our company. The Senior Committee, which consists of Messrs. Baum, Matthews, and Robertson, administers the discretionary program of our 1993 and 2000 Stock Option Plans with respect to grants of stock options and awards to officers of our company, directors who are employees of our company, and persons who own more than 10% of our issued and outstanding common stock. During fiscal 2001, the Compensation Committee performed the functions of the Senior Committee. Messrs. Baum, Matthews, and Robertson also serve on the committee that administers our 1999 Employee Stock Purchase Plan. Mr. Wagenhals administers our 1993 Stock Option Plan, our 1998 Stock Option Plan, and our 2000 Stock Option Plan with respect to employees who are not directors or officers of our company.

Director Compensation and Other Information

         Employees of our company do not receive compensation for serving as members of our board of directors. Non-employee directors receive $2,500 for each meeting attended in person. All directors are reimbursed for their expenses in attending meetings of our board of directors. Directors who are not employees of our company are eligible to receive stock options pursuant to the 2000 Stock Option Plan. Non-employee directors also are eligible to receive other grants of stock options or awards pursuant to the discretionary program of the 2000 Stock Option Plan.

EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

         The following table sets forth certain information concerning the compensation for the fiscal years ended September 30, 1999, 2000, and 2001 earned by our Chief Executive Officer and by our other executive officers whose cash salary and bonus exceeded $100,000 during fiscal 2001.

SUMMARY COMPENSATION TABLE

				Long Term
				Compensation

				Awards

				Securities	All Other
				Underlying	Compensation
Name and Principal Position(1)	Year	Salary($)(2)	Bonus($)	Options(#)(3)	($)(4)

Fred W. Wagenhals	2001	$600,000	$1,000,000	300,000	$400

Chairman of the Board, President,	2000	600,000	—	50,000	200

and Chief Executive Officer	1999	591,731	250,000	50,000	3,200

R. David Martin	2001	$210,000	$500,000	150,000	$2,826

Chief Financial Officer, Secretary, Treasurer, and Director	2000	34,731	—	100,000	—

Melodee L. Volosin	2001	$175,000	$250,000	90,000	$3,400

Executive Vice President – Sales and	2000	165,000	30,000	40,000	3,800

Director	1999	128,173	30,000	20,000	2,748

John S. Bickford, Sr.	2001	$192,500	$250,000	75,000	$1,407

Executive Vice President –	2000	194,125	10,000	25,000	1,407

Strategic Alliances and Director	1999	172,835	35,000	20,000	1,346

(1)	We consider Messrs. Wagenhals, Martin, and Bickford and Ms. Volosin to be our executive officers. Mr. Martin joined our company during August 2000.

(2)	Messrs. Wagenhals, Martin, and Bickford and Ms. Volosin also received certain perquisites, the value of which did not exceed the lesser of $50,000 or 10% of their salary and bonus during any fiscal year listed.

(3)	The exercise price of all stock options granted were equal to the fair market value of our common stock on the date of grant.

(4)	Amounts shown represent matching contributions we made to our 401(k) Plan.

Option Grants

         The following table provides information on stock options granted to the officers listed during the fiscal year ended September 30, 2001.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants					Potential Realizable Value
						at Assumed Annual Rates of
	Number of		Percent of Total			Stock Price Appreciation
	Securities		Options Granted to			For Option Term (1)
	Underlying Options		Employees in	Exercise Price	Expiration
Name	Granted (#)		Fiscal Year	($/Sh)	Date	5%	10%

Fred W. Wagenhals	18,390	(2)	1.9%	$5.98	3/02/11	$68,963	$175,441

	181,610	(3)	18.8%	$5.44	3/02/11	$622,922	$1,574,559

	100,000	(4)	10.4%	$20.80	7/11/11	$1,307,000	$3,318,000

R. David Martin	100,000	(4)	10.4%	$5.44	3/02/11	$343,000	$867,000

	50,000	(4)	5.2%	$20.80	7/11/11	$653,500	$1,659,000

Melodee L. Volosin	65,000	(4)	6.7%	$2.50	11/08/10	$104,000	$259,350

	25,000	(4)	2.6%	$20.80	7/11/11	$326,750	$829,500

John S. Bickford, Sr.	50,000	(4)	5.2%	$2.50	11/08/10	$80,000	$199,500

	25,000	(4)	2.6%	$20.80	7/11/11	$326,750	$829,500

(1)	Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future price of our common stock. Actual gains, if any, on stock option exercises will depend upon the future market prices of our common stock.

(2)	All of the options vest and become exercisable on March 2, 2004.

(3)	The options vest and become exercisable as follows: 66,666 of the options vest and become exercisable on March 2, 2002; 66,667 of the options vest and become exercisable on March 2, 2003; and 48,277 of the options vest and become exercisable on March 2, 2004.

(4)	One-third of the options vest and become exercisable on each of the first, second, and third anniversaries of the date of grant.

Fiscal 2001 Option Exercises and Year-end Option Values

         The following table provides information on options exercised in fiscal 2001 by the officers listed and the value of each such officer’s unexercised options as of September 30, 2001.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised Options		In-the Money Options
	Acquired on	Value	at Fiscal Year-End		at Fiscal Year-End ($)(1)
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Fred W. Wagenhals	50,000	$920,000	95,999	350,001	$145,961	$2,713,479

R. David Martin	—	—	33,333	216,667	$425,662	$2,128,338

Melodee L. Volosin	10,000	$133,894	35,392	123,334	$62,331	$1,255,420

John S. Bickford, Sr.	6,665	$128,768	45,000	98,335	$14,420	$932,078

(1)	Calculated based upon the closing price of our common stock as reported on the Nasdaq National Market on September 30, 2001 of $18.21 per share. The exercise prices of certain of the options held by our executive officers on September 30, 2001 were greater than $18.21 per share.

Employment and Separation Agreements

         We have an employment agreement with Fred W. Wagenhals that provides for him to serve as our Chairman of the Board, President, and Chief Executive Officer. The employment agreement has an initial term through July 31, 2005, and automatically renews for successive one-year terms unless either party terminates by giving the other party at least 60 days’ written notice.

         The employment agreement provides for Mr. Wagenhals to receive a base salary of $600,000 per annum. The employment agreement also provides that Mr. Wagenhals will be eligible to receive a discretionary bonus in an amount determined by a committee of our Board of Directors consisting entirely of independent directors. In addition, the employment agreement generally requires us to

•	reimburse Mr. Wagenhals for any and all necessary, customary, and usual expenses incurred in connection with our business and his duties under his employment agreement;

•	include Mr. Wagenhals in all stock option and comparable programs available to our executives; and

•	provide such other benefits that we make generally available to all of our executive employees on a non-discriminatory basis.

         The employment agreement provides for Mr. Wagenhals to receive his fixed compensation and other amounts due to the date of termination of his employment by reason of death. In the event that Mr. Wagenhals becomes disabled, we will continue to pay Mr. Wagenhals’ base salary and other compensation for a period of 12 months from the date of his absence due to the disability. If Mr. Wagenhals terminates his employment with “good reason,” as defined in the agreement, or if we terminate the agreement without cause, he will receive his base salary, continuation of benefits, and other compensation for a period of three years after the effective date of the termination. We may terminate Mr. Wagenhals’ employment for “cause,” as defined in the agreement, at any time during the term of the agreement.

         In the event of a “change of control” of our company (as defined in the agreement), Mr. Wagenhals will be entitled to terminate his employment and receive his base salary, continuation of benefits, and other compensation for a period of three years after the effective date of the termination. The employment agreement also contains provisions that prohibit Mr. Wagenhals from competing with us for a period of 12 months after the termination of his employment with our company.

         We have no written employment contracts with any of our other executive officers or directors. We offer our employees, including officers, medical and life insurance benefits. Our executive officers and other key personnel are eligible to receive profit sharing distributions and discretionary bonuses and to receive stock options under our stock option plans.

401(k) Profit Sharing Plan

         In October 1994, we established a defined contribution plan that qualifies as a cash or deferred profit sharing plan under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended. Under the 401(k) plan, participating employees may defer from 1% to 15% of their pre-tax compensation, subject to the maximum allowed under the Internal Revenue Code. We will contribute $.50 for each dollar contributed by the employee, up to a maximum contribution of 2% of the employee’s defined compensation. In addition, the 401(k) plan provides that we may make an employer profit sharing contribution in such amounts as may be determined by our board of directors.

1993 Stock Option Plan

         Our 1993 Stock Option Plan, as amended, provides for the granting of options to acquire common stock as well as stock-based awards, as described below. The plan terminated on September 24, 2001. As a result, we will no longer grant any awards under the plan, but outstanding options or awards as of that date will not be affected by virtue of the plan’s expiration. A total of 2,750,000 shares of common stock was reserved for issuance under the 1993 Plan. As of September 30, 2001, we had issued an aggregate of 2,254,134 shares of common stock upon exercise of options granted pursuant to the plan, and there were outstanding options to acquire 493,965 shares of common stock under the plan.

         Options and awards were granted only to persons who at the time of grant were either (a) key personnel, including officers and directors of our company or our subsidiaries, or (b) consultants and independent contractors who provided valuable services to our company or to our subsidiaries. Options that are incentive stock options were only granted to employees of our company or our subsidiaries. To the extent that granted options were incentive stock options, the terms and conditions of those options were consistent with the qualification requirements set forth in the Internal Revenue Code.

         Options were granted for terms of up to ten years and become exercisable in whole or in one or more installments at such time as determined upon the grant of the options. To exercise an option, the optionholder will be required to deliver to us full payment of the exercise price of the shares as to which the option is being exercised.

1998 Non-Qualified Stock Option Plan

         Under our 1998 Non-Qualified Stock Option Plan, our board of directors from time to time may grant to key employees of our company, other than directors or executive officers, non-statutory options to purchase shares of our common stock. The exercise price, term, vesting conditions, and other terms for all options granted under the plan will be determined at the time of grant by our board of directors or a board committee appointed to administer the plan. A total of 500,000 shares of common stock may be issued pursuant to the plan. As of September 30, 2001, we have issued an aggregate of 52,333 shares of common stock upon exercise of options granted pursuant to the plan; there were outstanding options to acquire 273,000 shares of common stock; and an additional 174,667 shares remained available for grant. The plan expires in 2008.

2000 Stock Option Plan

         During 2000, our board of directors adopted and our shareholders approved our 2000 Stock Option Plan. The plan is intended to attract, retain, and motivate directors, employees, and independent contractors who provide valuable services to our company by providing them with the opportunity to acquire a proprietary interest in our company and to link their interests and efforts to the long-term interests of our shareholders. During October 2001, our Board of Directors amended the plan to increase the number of shares that may be issued under the plan to the number of shares equal to 13% of our outstanding shares of common stock, up to a maximum of 3,000,000, subject to shareholder approval at the meeting. See “Proposal to Approve the Amendment to the 2000 Stock Option Plan.”

         The plan currently authorizes the issuance of a number of shares equal to 7% of our outstanding shares of common stock, up to a maximum of 2,000,000 shares. If the number of shares of common stock increases in the future, the number of shares authorized for issuance under the plan will automatically increase by 7% of such increases. If the proposal to amend the 2000 Stock Option Plan is approved by the shareholders at the meeting, the number of shares authorized for issuance under the plan will automatically increase to 13% of such increases, up to a maximum of 3,000,000 shares. As originally adopted, as of September 30, 2001, there were 1,201,919 shares reserved for issuance under the plan. If the proposal to amend the 2000 Stock Option Plan is approved by the shareholders at the meeting, as of September 30, 2001 there would have been 2,232,135 shares reserved for issuance under the plan. As of that date, we had issued an aggregate of 122,936 shares of common stock upon exercise of options granted pursuant to the plan; there were outstanding options to acquire 997,064 shares of common stock; and an additional 81,919 shares remained available for grant under the plan. If the proposal to amend the 2000 Stock Option Plan is approved by the shareholders at the meeting, the number of shares available for grant under the plan would increase to 1,112,135. The maximum number of shares covered by awards granted to any individual in any year may not exceed 25% of the total number of shares that may be issued under the plan.

         Options granted under the plan may be either incentive stock options, as defined under the Internal Revenue Code, or nonqualified options. The expiration date, maximum number of shares purchasable, vesting provisions, and any other provisions of options granted under the plan will be established at the time of grant. The plan administrator will set the term of each option, but no options may be granted for terms of greater than ten years. Options will vest and become exercisable in whole or in one or more installments at such time as may be determined by the plan administrator. Any unvested options will automatically vest and become exercisable upon a change of control of our company.

         The plan includes an automatic grant program that automatically grants options to our non-employee directors. Under the automatic grant program, each non-employee serving on our board of directors on the date that the plan was approved by our shareholders received options to acquire 8,000 shares of our common stock. Each subsequent newly elected non-employee member of our board of directors will receive an option to acquire 10,000 shares of common stock on the date of his or her first appointment or election to our board of directors. In addition, an option to acquire 8,000 shares of common stock will be granted to each non-employee director at the meeting of our board of directors held immediately after each annual meeting of shareholders in subsequent years. A non-employee member of our board of directors will not be eligible to receive this annual grant if the grant date of such annual grant would be within 90 days of the date on which the non-employee member received his or her initial grant. Each initial grant will vest and become exercisable immediately on the date of grant.

Employee Stock Purchase Plan

         During 1999, our board of directors adopted and our shareholders approved our 1999 Employee Stock Purchase Plan, or ESPP. The ESPP is intended to provide an opportunity for our employees to acquire a proprietary interest in our company by purchasing shares of our common stock through voluntary payroll deductions. Under the ESPP, eligible employees may purchase shares of our common stock at a purchase price per share equal to the lower of (a) 85% of the closing price of our common stock on the offering commencement date, or (b) 85% of the closing price of our common stock on the offering termination date. The purchase price is to be paid through periodic payroll deductions not to exceed 15% of the participant’s earnings during each six-month offering period. An employee may not participate in the ESPP if the purchase would cause him or her to own 5% or more of our company’s combined voting power or value of our common stock. Also, no participant may purchase more than $25,000 worth of common stock annually.

         The ESPP provides for successive six-month offering periods. In each of the nine years beginning on February 1, 2000 and ending on January 31, 2009, there will be two six-month offerings commencing on February 1 and August 1 of each year and ending on the following July 31 or January 31, respectively.

         We originally reserved 200,000 shares of our common stock for issuance under the ESPP. That number will automatically increase on the first day of each fiscal year beginning with the fiscal year beginning on October 1, 2001. The annual increase will be equal to the lesser of (a) 200,000 shares or (b) 1% of our outstanding shares on the last day of our prior fiscal year. Our board of directors may reduce the number of shares to be automatically added if the directors determine that the automatic increase will be too large relative to the anticipated number of share purchases under the ESPP. Under this formula, we currently have reserved for issuance 371,703 shares of our common stock under the ESPP, and a maximum of 1,800,000 shares of common stock may be issued under the ESPP.

         The purchase right of a participant will terminate automatically in the event the participant ceases to be an employee of our company or one of our subsidiaries, and any payroll deductions collected from such individual during the six-month period in which such termination occurs will be refunded. However, in the event of the participant’s disability or death, such payroll deductions may be applied to the purchase of the common stock on the next purchase date.

Limitation of Directors’ Liability; Indemnification of Directors, Officers, Employees, and Agents

         Our Articles of Incorporation eliminate the personal liability of any director of our company to us or our shareholders for money damages for any action taken or failure to take any action as a director of our company, to the fullest extent allowed by the Arizona Business Corporation Act. Under the Business Corporation Act, directors of our company will be liable to our company or our shareholders only for (a) the amount of a financial benefit received by the director to which the director is not entitled; (b) an intentional infliction of harm on our company or our shareholders; (c) certain unlawful distributions to shareholders; and (d) an intentional violation of criminal law. The effect of these provisions in the articles is to eliminate the rights of our company and our shareholders (through shareholders’ derivative suits on behalf of our company) to recover money damages from a director for all actions or omissions as a director (including breaches resulting from negligent or grossly negligent behavior) except in the situations described in clauses (a) through (d) above. These provisions do not limit or eliminate the rights of our company or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s duty of care.

         Our Articles of Incorporation require us to indemnify and advance expenses, to the fullest extent allowed by the Business Corporation Act, to any person who incurs liability or expense by reason of such person acting as a director of our company. This indemnification is mandatory with respect to directors in all circumstances in which indemnification is permitted by the Business Corporation Act, subject to the requirements of the Business Corporation Act. In addition, we, in our sole discretion, may indemnify and advance expenses, to the fullest extent allowed by the Business Corporation Act, to any person who incurs liability or expense by reason of such person acting as an officer, employee, or agent of our company, except where indemnification is mandatory pursuant to the Business Corporation Act, in which case we are required to indemnify such persons to the fullest extent required by the Business Corporation Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Tod Wagenhals, the son of Fred Wagenhals, serves as an independent commissioned representative of our company. Under this arrangement, we paid to Tod Wagenhals commissions of approximately $65,000 during fiscal 2001. During fiscal 2001, Tod Wagenhals lived in a house owned by our company that is currently held for sale. We paid maintenance, insurance, and taxes on the house through June 2001.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview and Philosophy

         Our board of directors has appointed a Compensation Committee, consisting of three non-employee members of our board of directors, which makes decisions on the compensation of our executive officers. The Compensation Committee makes every effort to ensure that the compensation plan is consistent with our company’s values and is aligned with our company’s business strategy and goals.

         Our compensation program for executive officers consists primarily of base salary, annual discretionary bonuses, and long-term incentives in the form of stock options. Executives also participate in various other benefit plans, including medical and retirement plans, that generally are available to all of our employees.

         Our philosophy is to pay base salaries to executives at levels that enable us to attract, motivate, and retain highly qualified executives. The bonus program is designed to reward individuals for performance based on our financial results as well as the achievement of personal and corporate objectives that contribute to our long-term success in building shareholder value. Stock option grants are intended to result in minimal or no rewards if the price of our common stock does not appreciate, but may provide substantial rewards to executives as our shareholders in general benefit from stock price appreciation.

         We follow a subjective and flexible approach rather than an objective or formula approach to compensation. Various factors, as discussed below, receive consideration without any particular weighting or emphasis on any one factor. In establishing compensation for the fiscal year ended September 30, 2001, the Compensation Committee took into account, among other things, our financial results, compensation paid in prior years, and compensation of executive officers employed by companies of similar size in similar industries.

Base Salary

         Base salaries for executive positions are established relative to our financial performance and comparable positions in similarly sized companies. From time to time, we may use competitive surveys and outside consultants to help determine the relevant competitive pay levels. We target base pay at the level required to attract and retain highly qualified executives. In determining salaries, the Compensation Committee also takes into account individual experience and performance, salary levels relative to other positions within our company, and specific needs particular to our company.

         The Compensation Committee reviews salaries recommended by our Chief Executive Officer and Chief Financial Officer for executive officers. In formulating these recommendations, the Chief Executive Officer and Chief Financial Officer consider our overall performance and conduct an informal evaluation of individual officer performance. Final decisions on any adjustments to the base salary for executives other than the Chief Executive Officer and Chief Financial Officer are made by the Compensation Committee in conjunction with those officers. The Compensation Committee’s evaluation of the recommendations by the Chief Executive Officer and Chief Financial Officer considers the same factors outlined above and is subjective, with no particular weight assigned to any one factor. After reviewing the recommendations, the Compensation Committee approved base salary increases for all executive officers effective October 1, 2001.

Annual Discretionary Bonuses

         Annual discretionary bonuses are based on our financial performance and the efforts of our executives. Performance is measured based on profitability and revenue and the successful achievement of functional and personal goals. The Compensation Committee reviews discretionary bonuses recommended by the Chief Executive Officer and the Chief Financial Officer for executive officers other than those officers. In formulating these recommendations, the Chief Executive Officer and the Chief Financial Officer take into consideration our achievement of sales, net income, and other performance criteria as well as individual responsibility, performance, and compensation levels. The Compensation Committee reviews these recommendations with the Chief Executive Officer and Chief Financial Officer and makes final adjustments to the discretionary bonus amounts. The Compensation Committee’s evaluation of the factors described above is subjective, with no particular weight being assigned to any one factor. During the first quarter of fiscal 2002, we paid incentive bonuses to our executive officers for their performance during fiscal 2001.

         Beginning fiscal 2002, and subject to shareholder approval at the meeting, we intend to establish performance goals and target awards under our Annual Incentive Plan, as described below under “Proposal to Approve The Annual Incentive Plan.”

Stock Option Grants

         We strongly believe in utilizing grants of stock options to tie executive rewards directly to our long-term success and increases in shareholder value. Stock option grants also will enable our executives to develop and maintain a significant ownership position in our common stock. The amount of options granted takes into account options previously granted to an individual. During fiscal 2001, we granted options to acquire an aggregate of 615,000 shares of common stock to certain key employees of our company. These option grants included options to acquire 300,000, 150,000, 75,000, and 90,000 shares of common stock to Messrs. Wagenhals, Martin, and Bickford and Ms. Volosin, respectively, at exercise prices ranging from $2.50 to $20.80 per share.

Other Benefits

         Executive officers are eligible to participate in benefit programs designed for all full-time employees of our company. These programs include medical insurance, a qualified retirement program allowed under Section 401(k) of the Internal Revenue Code, and life insurance coverage.

Chief Executive Officer Compensation

         The Compensation Committee considers the same factors as outlined above with respect to our other executive officers in evaluating the base salary, incentive bonus, and other compensation of Fred W. Wagenhals, our Chairman of the Board, President, and Chief Executive Officer. The Compensation Committee’s evaluation of Mr. Wagenhals’ base salary and incentive bonus is subjective, with no particular weight assigned to any one factor. During the first quarter of fiscal 2002, we paid a bonus of $1.0 million to Mr. Wagenhals reflecting his performance during fiscal 2001 and for our company’s sales, net income, and profits during that fiscal year.

Compliance with Internal Revenue Code Section 162(m)

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1.0 million paid to each of any publicly held corporation’s chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. Except for our Chief Executive Officer, we believe that our compensation arrangements with our executive officers will not exceed the limits on deductibility during the current fiscal year. During the current fiscal year, compensation to our Chief Executive Officer exceeded $1.0 million, the $600,000 of compensation over $1.0 million will not be tax deductible.

         This report has been furnished by the members of the Compensation Committee of the Board of Directors of Action Performance Companies, Inc.

December 28, 2001	Herbert M. Baum, Chairman Robert L. Matthews Lowell L. Robertson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended September 30, 2001, our Compensation Committee consisted of Herbert M. Baum, Robert L. Matthews, and Lowell L. Robertson. None of such individuals had any contractual or other relationships with our company during such fiscal year except as directors.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

         Our board of directors has appointed an Audit Committee, currently consisting of four directors as of the date of this proxy statement. All of the members of the Audit Committee are independent of our company and management, as that term is defined in the Nasdaq listing standards.

         The primary responsibility of the Audit Committee is to oversee our company’s financial reporting process on behalf of our board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing our financial statements and expressing an opinion that the financial statements are in conformity with generally accepted accounting principles in the United States.

         In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the auditors’ judgments as to the quality, not just the acceptability, of our company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No. 1. The Audit Committee also discussed with the independent auditors the auditors’ independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent auditors.

         The Audit Committee discussed with our company’s independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluation of our company, the internal controls, and the overall quality of the financial reporting. The Audit Committee held four meetings during fiscal 2001.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to our board of directors, and our board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and our board of directors also have recommended, subject to stockholder approval, the selection of our company’s independent auditors. See “Ratification of Appointment of Independent Auditors.”

December 28, 2002	Lowell L. Robertson, Chairman Edward J. Bauman Jack M. Lloyd Robert L. Matthews

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of the copies of such forms that we received during the fiscal year ended September 30, 2001, and written representations that no other reports were required, we believe that each person who at any time during such fiscal year was a director, officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such fiscal year except that (a) Robert L. Matthews and Lowell L. Robertson each filed a late Form 3 with respect to his initial statements of beneficial ownership, (b) Melodee L. Volosin filed a late Form 5 covering various transactions, and (c) Fred W. Wagenhals filed a late Form 5 covering one transaction.

PERFORMANCE GRAPH

         The following line graph compares cumulative total shareholder returns for (a) our common stock; (b) the Standard & Poor’s SmallCap 600 Index; and (c) the Russell 2000 Index. At this time, we do not believe we can reasonably identify an industry peer group. We have instead selected the Russell 2000, which includes companies with similar market capitalizations to ours, as a comparative index for purposes of complying with certain requirements of the SEC.

         The graph assumes an investment of $100 in each of our common stock, the SmallCap 600, and the Russell 2000 of $100 on September 30, 1996. The graph covers the five-year period from October 1, 1996 through the fiscal year ended September 30, 2001. The calculation of cumulative shareholder return for the SmallCap 600 and the Russell 2000 includes reinvestment of dividends. The calculation of cumulative shareholder return on our common stock does not include reinvestment of dividends because we did not pay dividends during the measurement period. The performance shown is not necessarily indicative of future performance.

	Cumulative Total Return

	9/96	9/97	9/98	9/99	9/00	9/01

Action Performance Companies, Inc.	100.00	226.21	209.71	163.59	26.70	141.44

S & P SmallCap 600	100.00	136.97	115.95	136.28	169.23	170.92

Russell 2000	100.00	133.19	107.86	128.43	158.47	124.86

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS,
AND OFFICERS

         The following table sets forth certain information regarding the shares of our outstanding common stock beneficially owned as of January 18, 2002 by (1) each director; (2) the executive officers set forth in the Summary Compensation Table under the section entitled “Executive Compensation;” (3) all of our directors and executive officers as a group; and (4) each other person who is known by us to beneficially own or to exercise voting or dispositive control over more than 5% of our common stock.

	Shares Beneficially Owned

Name of Beneficial Owner(1)	Number(2)		Percent(2)

Directors and Executive Officers:

Fred W. Wagenhals	2,109,599	(3)	12.0%

R. David Martin	49,080	(4)	*

Melodee L. Volosin	56,632	(5)	*

John S. Bickford, Sr.	82,343	(6)	*

Edward J. Bauman	37,000	(7)	*

Herbert M. Baum	10,000	(8)	*

Lowell L. Robertson	10,000	(9)	*

Robert L. Matthews	10,300	(10)	*

All directors and executive officers as a group (eight persons)	2,364,954		13.3%

Non-management 5% Shareholders:

Lisa K. Wagenhals	1,963,600	(11)	11.1%

Barrow, Hanley, Mewhinney & Strauss, Inc.(13)	1,514,150	(12)	8.7%

*	Less than 1%

(1)	Each person named in the table has sole voting and investment power with respect to all common stock beneficially owned by him or her, subject to applicable community property law, except as otherwise indicated. Except as otherwise indicated, each person may be reached at 4707 East Baseline Road, Phoenix, Arizona 85040.

(2)	The percentages shown are calculated based upon 17,350,612 shares of common stock outstanding on January 18, 2002. The numbers and percentages shown include the shares of common stock actually owned as of January 18, 2002 and the shares of common stock that the identified person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of common stock that the identified person or group had the right to acquire within 60 days of January 18, 2002 upon the exercise of options are deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.

(3)	Represents 1,923,600 shares of common stock and vested options to acquire 185,999 shares of common stock. Mr. Wagenhals shares voting and dispositive power with his spouse with respect to the 1,923,600 shares of common stock. See footnote 11.

(4)	Includes 414 shares of common stock issuable upon conversion of subordinated notes and 46,666 shares of common stock issuable upon exercise of stock options.

(5)	Includes 52,058 shares of common stock issuable upon exercise of stock options.

(6)	Includes 70,000 shares of common stock issuable upon exercise of stock options.

(7)	Includes 36,000 shares of common stock issuable upon exercise of stock options.

(8)	Represents 10,000 shares of common stock issuable upon exercise of stock options.

(9)	Represents 10,000 shares of common stock issuable upon exercise of stock options.

(10)	Includes 10,000 shares of common stock issuable upon exercise of stock options.

(11)	Represents 1,923,600 shares of common stock over which Ms. Wagenhals shares voting and dispositive power with Fred W. Wagenhals. See footnote 3.

(12)	Represents 1,547,450 shares beneficially owned by Barrow, Hanley, Mewhinney & Strauss, Inc. Barrow has sole voting and dispositive power over 953,750 shares and shared voting and sole dispositive power over 593,700 shares. The address of Barrow is One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429.

PROPOSAL TO APPROVE THE AMENDMENT TO
THE 2000 STOCK OPTION PLAN

         The Board of Directors has approved a proposal to amend our 2000 Stock Option Plan, or 2000 Plan, subject to approval by our shareholders. See “Executive Compensation – 2000 Stock Option Plan” for a description of the material terms of the 2000 Plan.

         The 2000 Plan is intended to attract, retain, and motivate directors, employees, and independent contractors who provide valuable services to our company by providing them with the opportunity to acquire a proprietary interest in our company and to link their interests and efforts to the long-term interests of our shareholders. Currently, the plan authorizes the issuance of a number of shares equal to 7% of our outstanding shares of common stock, up to a maximum of 2,000,000 shares. As originally adopted, as of September 30, 2001, there were 1,201,919 shares reserved for issuance under the plan. If the proposal to amend the 2000 Stock Option Plan is approved by the shareholders at the meeting, as of September 30, 2001 there would have been 2,232,135 shares reserved for issuance under the plan. As of that date, we had issued an aggregate of 122,936 shares of common stock upon exercise of options granted pursuant to the plan; there were outstanding options to acquire 997,064 shares of common stock; and an additional 81,919 shares remained available for grant under the plan. If the proposal to amend the 2000 Stock Option Plan is approved by the shareholders at the meeting, the number of shares available for grant under the plan would increase to 1,112,135. The Board of Directors has determined that an increase is necessary to provide a sufficient number of shares to enable our company to continue to attract, retain, and motivate our directors, employees, and independent contractors by making additional shares available for grant under the 2000 Plan. Accordingly, during October 2001 the Board of Directors amended the 2000 Plan to increase the number of shares that may be issued under the 2000 Plan to the number of shares equal to 13% of our outstanding shares of common stock, up to a maximum of 3,000,000 shares. The Board of Directors believes it is in the best interests of our company to amend the 2000 Plan. Accordingly, the Board of Directors recommends a vote “FOR” the proposal to amend the 2000 Plan.

Reasons for and Effect of the Proposed Amendment

         The Board of Directors believes that the approval of the proposed amendment to the 2000 Plan is necessary to achieve the purposes of the 2000 Plan and to promote the welfare of our company and our stockholders generally. As described above, if the proposal is not approved by our shareholders, we will only have 81,919 shares available for grant under the 2000 Plan. We do not believe that amount of shares will be sufficient for us to grant equity compensation to our officers, directors, and key employees for the next few fiscal years The Board of Directors also believes that the proposed amendment to the 2000 Plan will aid our company in attracting and retaining officers and key employees and motivating such persons to exert their best efforts on behalf of our company. In addition, we expect that the proposed amendment will further strengthen the identity of interests of the officers and key employees with that of our shareholders.

Ratification by Shareholders of the Amendment to the 2000 Plan

         Approval of the amendment to the 2000 Plan will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or by proxy at the meeting. In the event that the amendment to the 2000 Plan is not approved by our shareholders, the 2000 Plan will remain in effect as previously adopted.

PROPOSAL TO APPROVE THE ANNUAL INCENTIVE PLAN

General

         During December 2001, our board of directors approved the Annual Incentive Plan that provides for the awarding of bonuses to our executive officers, subject to the attainment of certain performance criteria. Our board of directors will approve certain performance goals and other terms of the Annual Incentive Plan. The full text of the Annual Incentive Plan is included as “Appendix A” to this proxy statement.

         The Annual Incentive Plan permits the awarding of annual bonuses to executive officers of our company based on the achievement of pre-established performance goals. Our board of directors recommends a vote “for” the approval of the Annual Incentive Plan.

Eligibility and Administration

         Only our executive officers who are selected annually by the Compensation Committee of the board of directors will be eligible to participate in our Annual Incentive Plan. No executive officer or other employee will have a right to be selected for participation in the plan for any fiscal year, whether or not such officer or employee previously participated in the plan. Executive officers may become eligible to participate in the plan after the beginning of the fiscal year, and will participate in the plan for that fiscal year on a pro rata basis. The Compensation Committee of the board of directors, which consists of three independent directors, will have the authority to prescribe rules relating to the Annual Incentive Plan. The decisions of the Compensation Committee with respect to the Annual Incentive Plan will be final and conclusive.

Operation of the Annual Incentive Plan

         Establishment of Performance Measures and Target Awards

         Executive officers selected to participate in the plan will be notified in writing and will be apprised of the performance measures, performance goals, and related award opportunities for the relevant fiscal year as soon as practicable. The Compensation Committee may establish one or more performance measures that a participant must achieve in order for that participant to receive any portion of his or her award payment for the fiscal year. The Compensation Committee may use various performance measures, applied individually or in tandem, to determine award payments under the plan, including the following: operating margin, operating margin improvement, inventory management, net revenue growth, asset turnover, cash flow, earnings per share, economic value added, cash-flow return on investment, expenses, gross or net margin, increase in stock price, inventory turnover, market share, net income (before or after taxes), return on assets, return on equity, return on investment, return on sales, revenue, and total shareholder return. Prior to the beginning of each fiscal year, or as soon as practicable thereafter, the Compensation Committee will establish the target awards that correspond to various levels of achievement of the pre-established performance measures. The target awards will be established as a percentage of each participant’s base salary. For fiscal 2002, the Compensation Committee has established the target awards for each executive in an amount not to exceed 150% of the respective executive’s base salary. The Compensation Committee may establish minimum levels of performance goal achievement, below which no payouts of any final awards will be made to any participant. In the event a participant changes job description during the fiscal year, the Compensation Committee may adjust that participant’s target award to reflect the performance at each job level during the fiscal year.

         Modification of Performance Measures and Target Awards

         Once performance goals for the fiscal year are determined by the Compensation Committee, the performance goals generally will not be changed. If, however, the Compensation Committee determines that external changes or other unanticipated business conditions have materially affected the fairness of the performance measures, then the Compensation Committee may approve appropriate adjustments to the performance goals during the fiscal year as such measures apply to the target award for the particular participant. The committee may apply greater discretion and flexibility to modify target awards, so long as the committee determines that as the result of such modification, tax regulations will not adversely affect the deductibility for federal income tax purposes of any amount paid under the plan.

         Final Awards and Award Limits

         At the end of each fiscal year, the Compensation Committee will compute the final awards for each participant. Final awards may vary above or below the target award based on the level of achievement of the pre-established performance measures. The Compensation Committee may establish guidelines governing the maximum final awards that may be earned by participants in each fiscal year, and such guidelines may be expressed as a percentage of company-wide goals or financial measures, or such other measures as determined. No executive officer, including our Chief Executive Officer, will be able to earn an award greater than $2.0 million under the Annual Incentive Plan during any fiscal year.

         Final awards will be paid in cash, in one lump sum, within 45 calendar days of the end of each fiscal year. The Compensation Committee may permit or require a participant to defer his or her receipt of the payment of cash that would otherwise be due pursuant to his or her final award in order to preserve full deductibility for federal income tax purposes.

         Termination of Employment

         In the event a participant’s employment is terminated by reason of death, disability, or retirement, the final award determined will be reduced to reflect participation prior to termination only. The reduced award generally will be calculated as a percentage of the final award based on the number of days the participant was employed with the company during the fiscal year. In the event a participant’s employment is terminated by reason other than death, disability, or retirement, the participant will forfeit any right to receive a final award under the plan for the then-current fiscal year. Except in the event of an involuntary employment termination for cause, the Compensation Committee, in its sole discretion, may pay a prorated award for the portion of the fiscal year that the participant was employed by our company, computed as the Compensation Committee determines. Any award paid in connection with the termination of employment will be paid within 45 calendar days following the end of the fiscal year in which employment termination occurs.

Plan Benefits

         The Compensation Committee has established performance goals and target awards for all plan participants under the Annual Incentive Plan for fiscal 2002. Because the amounts that may be received by the listed officers under the Annual Incentive Plan during fiscal 2002 are not determinable, the following table provides certain information with respect to incentive cash compensation that would have been paid to the officers listed during fiscal 2001 if the maximum target awards included in the Annual Incentive Plan had been achieved. None of our non-employee directors will receive any compensation under the incentive compensation program.

NEW PLAN BENEFITS
Annual Incentive Plan

Name and Position	Dollar Value

Fred W. Wagenhals	$900,000

R. David Martin	315,000

Melodee Volosin	262,500

John S. Bickford, Sr.	288,750

All current executive officers as a group	1,766,250

Non-executive director group	—

Non-executive officer employee group	—

Duration and Amendment

         The Annual Incentive Plan will become effective as of October 1, 2001 and will remain in effect until September 30, 2006, or until earlier terminated by our board of directors. The Committee will have the authority to amend or terminate the Annual Incentive Plan at any time; however, shareholder approval will be required if any such amendment will require shareholder approval to maintain the qualification of the awards under the plan as performance-based compensation under federal income tax regulations.

Federal Income Tax Consequences

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction for compensation in excess of $1.0 million paid to our Chief Executive Officer and any of our four other most highly compensated executive officers. Qualifying performance-based compensation, such as that contemplated by the plan, is not subject to the deduction limit if certain requirements are met.

         We believe that we have structured the Annual Incentive Plan in a manner that complies with Section 162(m) of the Internal Revenue Code. Accordingly, and assuming the shareholders approve this proposal at the meeting, all payments made to the executive officers under the plan during the term of the plan will be deductible for federal income tax purposes.

Approval by Stockholders of the Incentive Compensation Program

         Approval of the incentive compensation program will require the affirmative vote of the holders of a majority of the outstanding shares of common stock of our company present in person or by proxy at the meeting. Upon approval of the program by our shareholders, the plan will remain in effect and we will be able to deduct for federal income tax purposes all compensation paid to the participants in the plan beginning in fiscal year 2002. In the event that the proposal to approve the Annual Incentive Plan is not approved by our shareholders at the meeting, any compensation paid to any executive officer during any fiscal year that exceeds $1.0 million will not be deductible by our company for federal income tax purposes.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Aggregate fees billed to our company for the fiscal year ended September 30, 2001 by our principal accounting firm, Arthur Andersen LLP, are as follows:

Audit Fees	$399,000

Financial Information Systems Design and Implementation Fees	$—

All Other Fees	$445,000

         Amounts listed as “All Other Fees” include $367,000 related to tax compliance and other tax services and $78,000 of audit related fees, primarily statutory audits of foreign subsidiaries, audits of benefit plans, and registration statements. The members of our audit committee believe that the non-audit services provided by Arthur Andersen LLP referenced above in “Financial Information Systems Design and Implementation Fees” and “All Other Fees,” are compatible with maintaining our principal accounting firm’s independence.

         Our board of directors has appointed Arthur Andersen LLP, independent public accountants, to audit our consolidated financial statements for the fiscal year ending September 30, 2002 and recommends that the shareholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, our board of directors will reconsider its selection. We anticipate that representatives of Arthur Andersen LLP will be present at the meeting. These representatives will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         Shareholder proposals that are intended to be presented by such shareholders at our annual meeting of shareholders to be held during calendar 2003 must be received by us no later than November 5, 2002, in order to be included in the proxy statement and form of proxy relating to such meeting. Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek to have us include the proposed matter in the proxy statement for the annual meeting to be held during calendar 2003, except in circumstances where (a) we receive notice of the proposed matter no later than January 17, 2003, and (b) the proponent complies with the other requirements set forth in Rule 14a-4.

OTHER MATTERS

         We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our Board of Directors may recommend.

Dated: January 22, 2002

APPENDIX A

ACTION PERFORMANCE COMPANIES, INC.
ANNUAL INCENTIVE PLAN

         ARTICLE 1. Establishment and Purpose

                  1.1 Establishment of the Plan. Action Performance Companies, Inc., an Arizona corporation (the “Company”), hereby establishes an annual incentive compensation plan to be known as “Action Performance Companies, Inc. Annual Incentive Plan” (the “Plan”), as set forth in this document. The Plan permits the awarding of annual bonuses to Employees (as defined in Section 2.11) of the Company, based on the achievement of pre-established performance goals.

         Upon approval by the Board of Directors of the Company, the Plan shall become effective as of October 1, 2001 (the “Effective Date”) and shall remain in effect until September 30, 2006, or until earlier terminated by the Board.

                  1.2 Purpose. The primary purposes of the Plan are to: (a) motivate participants toward achieving annual goals that are within group and/or individual control, and are considered key to the Company’s success; (b) encourage teamwork among Participants in various segments of the Company; and (c) reward performance with pay that varies in relation to the extent to which the pre-established goals are achieved.

         ARTICLE 2. Definitions

         Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the defined meaning is intended, the term is capitalized:

                  2.1 “Target Award” means the various levels of incentive award payouts which a Participant may earn under the Plan, as established by the Committee pursuant to Sections 5.1 and 5.2 herein.

                  2.2 “Board” or “Board of Directors” means the Board of Directors of the Company.

                  2.3 “Cause” means: (a) willful misconduct on the part of a Participant that is materially detrimental to the Company; or (b) the conviction of a Participant for the commission of a felony or crime involving moral turpitude; provided, however, that if the Participant has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines “Cause,” such definition of “Cause” shall apply. “Cause” under either (a) or (b) shall be determined in good faith by the Committee.

                  2.4 [Reserved]

                  2.5 “Code” means the Internal Revenue Code of 1986, as amended.

                  2.6 “Committee” means a committee of two (2) or more individuals, appointed by the Board to administer the Plan, pursuant to Article 3 herein.

                  2.7 “Company” means Action Performance Companies, Inc., an Arizona corporation (including any and all Subsidiaries), and any successor thereto.

                  2.8 “Covered Employee” means a Participant who, as of the date of payout of a Final Award, is one of the group of “covered employees,” as defined in the Regulations promulgated under Code Section 162(m), or any successor statute.

                  2.9 “Disability” means a disability as determined under the disability plan of the Company or Subsidiary applicable to the Participant.

                  2.10 “Effective Date” means the date the Plan becomes effective, as set forth in Section 1.1 herein.

                  2.11 “Employee” means an executive officer of the Company.

                  2.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

                  2.13 “Final Award” means the actual award earned during a Plan Year by a Participant, as determined by the Committee following the end of the Plan Year.

                  2.14 “Participant” means an Employee who is actively participating in the Plan.

                  2.15 “Plan” means Action Performance Companies, Inc. Annual Incentive Plan, as set forth herein.

                  2.16 “Plan Year” means the Company’s fiscal year.

                  2.17 “Retirement” shall have the meaning ascribed to such term in the Company’s tax-qualified retirement pension plan.

                  2.18 “Subsidiary” means any corporation (other than the Company) in which the Company or a Subsidiary of the Company owns fifty percent (50%) or more of the total combined voting power of all classes of stock.

                  2.19 “Target Award” means the award to be paid to Participants when the Company meets “targeted” performance results, as established by the Committee.

                  2.20 “Actual Annual Earnings” means the actual earnings that will be used to calculate the final award.

         ARTICLE 3. Administration

                  3.1 The Committee. The Plan shall initially be administered by the Executive Compensation Committee of the Board. Subject to the terms of this Plan, the Board may appoint a successor Committee to administer the Plan. The members of the Committee shall be appointed by, and shall serve at the discretion of, the Board.

                  3.2 Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees who shall participate in the Plan; determine the size and types of Target Awards and Final Awards; determine the terms and conditions of Target Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Article 8 herein) amend the terms and conditions of any outstanding Target Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

                  3.3 Decisions Binding. All determinations and decisions of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding, and conclusive upon all parties.

                  3.4 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party, or in which he or she may be involved by reason of any action taken or failure to act under the Plan, and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.

         The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         ARTICLE 4. Eligibility and Participation

                  4.1 Eligibility. Employees as defined in Section 2.11 shall be eligible to participate in the Plan.

                  4.2 Participation. Participation in the Plan shall be determined annually by the Committee. Employees who are chosen to participate in the Plan in any given Plan Year shall be so notified in writing, and shall be apprised of the performance measure(s), performance goal(s), and related Award Opportunities for the relevant Plan Year, as soon as is practicable.

                  4.3 Partial Plan Year Participation. Except as provided in Article 8 herein, an Employee who becomes eligible after the beginning of a Plan Year may participate in the Plan on a prorata basis for that Plan Year. The Committee, in its sole discretion, retains the right to prohibit or allow participation in the initial Plan Year of eligibility for any of the aforementioned Employees.

                  4.4 No Right to Participate. No Participant or other Employee shall at any time have a right to be selected for participation in the Plan for any Plan Year, despite having previously participated in the Plan.

         ARTICLE 5. Award Determination

                  5.1 Performance Measures and Performance Goals. Prior to the beginning of each Plan Year, or as soon as practicable thereafter, the Committee shall select performance measures and shall establish performance goals for that Plan Year. Except as provided in Article 8 herein, the performance measures may be based on any combination of corporate and/or individual goals.

         The Committee may establish one or more performance measures which must be achieved for any Participant to receive any portion of his or her Final Award payment for that Plan Year.

                  5.2 Target Award. Prior to the beginning of each Plan Year, or as soon as practicable thereafter, the Committee shall establish, in writing, Target Awards which correspond to various levels of achievement of the pre-established performance goals. Except as provided in Article 8 herein, in the event a Participant changes job levels during a Plan Year, the Participant’s Target Award may be adjusted to reflect the amount of time at each job level during the Plan Year.

                  5.3 Adjustment of Performance Goals and Target Award. Once established, performance goals normally shall not be changed during the Plan Year. However, except as provided in Article 8 herein, if the Committee determines that external changes or other unanticipated business conditions have materially affected the fairness of the goals, then the Committee may approve appropriate adjustments to the performance goals (either up or down) during the Plan Year as such goals apply to the Target Award of specified Participants. In addition, the Committee shall have the authority to reduce or eliminate the Final Award determinations, based upon any objective or subjective criteria it deems appropriate.

         Notwithstanding any other provision of this Plan, in the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368), or any partial or complete liquidation of the Company, such adjustment shall be made in the Target Award and/or the performance measures or performance goals related to then-current performance periods, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that subject to Article 8 herein, any such adjustment shall not be made if it would eliminate the ability of the Target Award held by Covered Employees to qualify for the “performance-based” exception under Code Section 162(m).

                  5.4 Final Award Determinations. At the end of each Plan Year, Final Awards shall be computed for each Participant as determined by the Committee. Subject to the terms of Article 8 herein, Final Award amounts may vary above or below the Target Award, based on the level of achievement of the pre-established corporate and/or divisional performance goals.

                  5.5 Award Limit. The Committee may establish guidelines governing the maximum Final Awards that may be earned by Participants (either in the aggregate, by Employee class, or among individual Participants) in each Plan Year. The guidelines may be expressed as a percentage of Company-wide goals or financial measures, or such other measures as the Committee shall from time to time determine; provided, however, that the maximum payout with respect to a Final Award payable to any one Participant in connection with performance in any one Plan Year shall be two million dollars ($2,000,000).

                  5.6 Threshold Levels of Performance. The Committee may establish minimum levels of performance goal achievement, below which no payouts of Final Awards shall be made to any Participant.

         ARTICLE 6. Payment of Final Awards

                  6.1 Form and Timing of Payment. A Participant’s Final Award shall be paid in cash, in one lump sum, within forty-five (45) calendar days after the end of each Plan Year.

                  6.2 Deferral of Final Award Payouts. The Committee may permit (or require, if necessary, to preserve full deductibility under Code Section 162(m)) a Participant to defer such Participant’s receipt of the payment of cash that would otherwise be due pursuant to his or her Final Award. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

                  6.3 Unsecured Interest. No participant or any other party claiming an interest in amounts earned under the Plan shall have any interest whatsoever in any specific asset of the Company. To the extent that any party acquires a right to receive payments under the Plan, such right shall be equivalent to that of an unsecured general creditor of the Company.

         ARTICLE 7. Termination of Employment

                  7.1 Termination of Employment Due to Death, Disability, or Retirement. In the event a Participant’s employment is terminated by reason of death, Disability, or Retirement, the Final Award determined in accordance with Section 5.4 herein shall be reduced to reflect participation prior to termination only. The reduced award shall be determined by multiplying said Final Award by a fraction; the numerator of which is the number of days of employment in the Plan Year through the date of employment termination, and the denominator of which is three hundred sixty-five (365). In the ease of a Participant’s Disability, the employment termination shall be deemed to have occurred on the date that the Committee determines the definition of Disability to have been satisfied.

         The Final Award thus determined shall be paid within forty-five (45) calendar days following the end of the Plan Year in which employment termination occurs.

                  7.2 Termination of Employment for Other Reasons. In the event a Participant’s employment is terminated for any reason other than death, Disability, or Retirement (of which the Committee shall be the sole judge), all of the Participant’s rights to a Final Award for the Plan Year then in progress shall be forfeited. However, except in the event of an involuntary employment termination for Cause, the Committee, in its sole discretion, may pay a prorated award for the portion of the Plan Year that the Participant was employed by the Company, computed as determined by the Committee.

         ARTICLE 8. Covered Employees

                  8.1 Applicability of Article 8. The provisions of this Article 8 shall apply only to Covered Employees. In the event of any inconsistencies between this Article 8 and the other Plan provisions as they pertain to Covered Employees, the provisions of this Article 8 shall control.

                  8.2 Establishment of Target Awards. Except as provided in Section 8.7 herein, the Target Awards for Covered Employees shall be established as a percentage of each Covered Employee’s Base Salary (as defined below). Within ninety (90) days after the beginning of each Plan Year, the Committee shall establish, in writing, various levels of Final Awards which will be paid with respect to specified levels of attainment of the pre-established performance goals.

                  8.3 Components of Target Awards. Each Covered Employee’s Target Award shall be based on: (a) the potential Final Awards corresponding to various levels of achievement of the pre-established performance goals, as established by the Committee; and (b) Company and business unit performance in relation to the pre-established performance goals.

         Except as provided in Section 8.7 herein, performance measures which may serve as determinants of Covered Employees’ Award Opportunities shall be limited to one or more of the following: operating margin (including a definition such as earnings before interest and taxes divided by net revenues), operating margin improvement, inventory management, net revenue growth, asset turnover (including a definition such as revenue divided by average total assets), cash flow, earnings per share, economic value added, cash-flow return on investment, expenses, gross or net margin, increase in stock price, inventory turnover, market share, net income (before or after taxes), return on assets, return on equity, return on investment, return on sales, revenue, and total shareholder return. These performance measures may be applied singly or in tandem.

                  8.4 No Mid-Year Change in Award Opportunities. Except as provided in Section 8.7 herein, each Covered Employee’s Final Award shall be based exclusively on the Target Award levels established by the Committee pursuant to Section 8.2 herein.

                  8.5 Nonadjustment of Performance Goals. Except as provided in Section 8.7 herein, performance goals shall not be changed following their establishment, and Covered Employees shall not receive any payout when the minimum company/corporation performance goals are not met or exceeded.

                  8.6 Individual Performance Evaluation and Discretionary Adjustments. Except as provided in Section 8.7 herein, subjective evaluations of performance shall not be applied to increase Final Awards. However, the Committee shall have the discretion to decrease or eliminate the amount of the Final Award otherwise payable to a Covered Employee.

                  8.7 Possible Modifications. If, on the advice of the Company’s tax counsel, the Committee determines that Code Section 162(m) and the Regulations thereunder will not adversely affect the deductibility for federal income tax purposes of any amount paid under the Plan by permitting greater discretion and/or flexibility with respect to Target Awards granted to Covered Employees pursuant to this Article 8, then the Committee may, in its sole discretion, apply such greater discretion and/or flexibility to such Target Awards as is consistent with the terms of this Plan, and without regard to the restrictive provisions of this Article 8.

         Without limiting the generality of the foregoing, in the event it is determined that the Committee may make adjustments to performance goals to reflect the impact of events that are extraordinary and/or nonrecurring without precluding compliance with Code Section 162(m), such adjustments may be made. Further, in determining the degree to which performance goals have been satisfied in any year, the Committee shall disregard the impact of accounting changes made by the Financial Accounting Standards Board which become effective after the performance goals for such year have been established.

         In the event the Committee determines that compliance with Code Section 162(m) is not desired with respect to any Target Awards granted or to be granted under the Plan, then compliance with Code Section 162(m) will not be required (for example, if such a determination is made, the performance measures specified in Section 8.3 herein need not be the only determinants of Final Awards, and subjective discretion may be applied to increase the Final Awards of Covered Employees). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award Opportunities under the Plan, the Committee may, subject to this Article 8, make any adjustments it deems appropriate.

         ARTICLE 9. Rights of Participants

                  9.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

                  9.2 Nontransferability. No right or interest of any Participant in the Plan shall be assignable or transferable, or subject to any lien, directly, by operation of law or otherwise, including, but not limited to, execution, levy, garnishment, attachment, pledge, and bankruptcy.

         ARTICLE 10. Beneficiary Designation

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

APPENDIX B

(Not Part of Proxy Statement)

ACTION PERFORMANCE COMPANIES, INC.
2000 STOCK OPTION PLAN
(AS AMENDED THROUGH OCTOBER 2001)

         THIS STOCK OPTION AGREEMENT is made as of the Grant Date, as set forth on the attached Exhibit A, by and between Action Performance Companies, Inc., an Arizona corporation (the “Company”), and the person named as the Optionholder (the “Optionholder”) on the attached Exhibit A.

         Optionholder is a key person associated with the Company, and the Company considers it desirable and in its best interest that Optionholder be given an inducement to acquire a proprietary interest in the Company and added incentive to advance the interest of the Company by possessing an option to purchase the Company’s common stock, par value $.01 per share (the “Common Stock”), all in accordance with the Action Performance Companies, Inc. 2000 Stock Option Plan (the “Plan”), a copy of which is attached as Exhibit B. For purposes of this Agreement, the term “Company” includes any parent or subsidiary of the Company as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the “Code”).

         NOW, THEREFORE, it is agreed by and between the parties as follows:

         1.     Grant of Option. The Company hereby grants to Optionholder, as of the grant date (the “Grant Date”) specified in the attached Exhibit A, the right, privilege and option (“Option”) to purchase shares of Common Stock as set forth on the attached Exhibit A (the “Optioned Shares”), subject in all respects to the terms, conditions and provisions of this Agreement and the Plan, which is attached hereto as Exhibit B and incorporated by reference in this Agreement. The Optionholder acknowledges having received and carefully reviewed a copy of the Plan. It is set forth in Exhibit A whether or not the Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code.

         2.     Option Price. The option price (the “Option Price”) as determined by the Plan Administrator is set forth on the attached Exhibit A, which price has been determined by the Plan Administrator to be not less than 100% of the Fair Market Value per share of the Common Stock on the Grant Date of this Option if the Option is an Incentive Stock Option (110% if the Option is an Incentive Stock Option and the Optionholder is a shareholder who at the Grant Date owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company).

         3.     Vesting of Option.

                  (a) Vesting Schedule. The vesting schedule shall be as set forth on Exhibit A hereto.

                  (b) $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which an Incentive Stock Option is granted which becomes exercisable for the first time during any calendar year (under this Agreement and any other agreement between the Company and Optionholder) exceeds $100,000, the portion of the Option representing such excess value shall be treated as a Non-Qualified Stock Option.

                  (c) Acceleration. The Plan Administrator may, by resolution adopted after the Grant Date in its sole and absolute discretion, allow the Option to be exercised on an accelerated basis, provided that in no event shall the Plan Administrator accelerate the exercise period for an Incentive Stock Option granted hereunder so as to violate the $100,000 Limitation.

         4.     Exercise of Option. The Option issued hereunder shall be exercisable by written notice to the Company, addressed to the Company at its principal place of business, in accordance with the terms of the Plan. Such notice shall state the election to exercise the Option and the number of shares with respect to which it is being

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exercised, and shall be signed by the Optionholder. Such notice shall be accompanied by payment in full of the exercise price for the number of shares being purchased. Payment may be made in cash or by check or, if then permitted by the Plan Administrator, by tendering duly endorsed certificates representing shares of Common Stock then owned by the Optionholder and held for the requisite period necessary to avoid a charge to the Company’s earnings and valued at Fair Market Value on the date of exercise. Upon the exercise of the Option, the Company shall deliver, or cause to be delivered, to the Optionholder a certificate or certificates representing the shares of Common Stock purchased upon such exercise as soon as practicable after payment for those shares has been received by the Company. If the Option is exercised pursuant to Section 10 hereof by any person other than the Optionholder, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All shares that are purchased and paid for in full upon the exercise of the Option shall be fully paid and non-assessable.

         5.     Stock Lock-up. The Optionholder hereby agrees that, at the request of the Company, the Optionholder (or in the case of the Optionholder’s death, his or her successors as provided under the Plan) shall agree not to sell or otherwise transfer any acquired Optioned Shares during any stock lock-up period agreed to by the Company and any underwriter associated with a public offering of Common Stock.

         6.     Termination of Option. The Option, to the extent not previously exercised, shall terminate upon the first to occur of the date that is (a) three months after termination of the Optionholder’s Service (as defined in the Plan) with the Company or any parent or subsidiary of the Company, unless due to death or Disability (as defined in Section 22(e)(3) of the Code); (b) one year after termination of Service due to death or Disability; or (c) [ALTERNATIVE 1: DISCRETIONARY GRANT]      years after the Grant Date (five years after the Grant Date if the Option is an Incentive Stock Option and the Optionholder is a shareholder who at the Grant Date owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company) [ALTERNATIVE 2: AUTOMATIC GRANT] ten years after the Grant Date. Notwithstanding the foregoing (i) if the Optionholder’s Service is terminated by the Company in its good faith judgment, for (A) commission of a crime by the Optionholder or for reasons involving moral turpitude; (B) an act by the Optionholder which tends to bring the Company into disrepute; or (C) negligent, fraudulent or willful misconduct by the Optionholder, or (ii) if after the Service of the Optionholder is terminated, the Optionholder commits acts detrimental to the Company’s interests, then the Option shall thereafter be void for all purposes.

         7.     No Privilege of Stock Ownership. The holder of the Option granted hereunder shall not have any of the rights of a stockholder with respect to the Optioned Shares until such Optionholder shall have exercised the Option, paid the Option Price, and received a stock certificate for the purchased shares of Common Stock.

         8.     Liability of the Company.

                  (a) If the Optioned Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without shareholder approval be issued under the Plan, then this Option shall be void with respect to such excess shares unless shareholder approval of an amendment increasing the number of shares of Common Stock issuable under the Plan is obtained prior to exercise of the Option with respect to such excess shares.

                  (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this Agreement shall relieve the Company of any liability with respect to the nonissuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

         9.     No Employment or Service Contract. Nothing in this Agreement or in the Plan shall confer upon the Optionholder any right to continue in the Service of the Company (or any parent or subsidiary corporation of the Company employing or retaining Optionholder) for any period of time or to interfere with or otherwise restrict in any way the rights of the Company (or any parent or subsidiary corporation of the Company employing or retaining Optionholder) or the Optionholder, which rights are hereby expressly reserved by each, to terminate the Service of Optionholder at any time for any reason whatsoever, with or without cause.

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         10.     Assignability. If this Option is an Incentive Stock Option, neither this Option nor any rights or privileges conferred hereby shall be assignable or transferable by the Optionholder other than by will or by the laws of descent and distribution, and this Option shall be exercisable only by Optionholder during the Optionholder’s lifetime. If this Option is not an Incentive Stock Option, unless the Optionholder has received written consent of the Plan Administrator, neither this Option nor any rights or privileges conferred hereby shall be assignable or transferable by the Optionholder other than by will or by the laws of descent and distribution, and this Option shall be exercisable only by Optionholder during the Optionholder’s lifetime. Upon the death of Optionholder, the rights of the successors to Optionholder shall be limited as set forth in the Plan.

         11.     Binding Affect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

         12.     Compliance With Laws and Regulations; Securities Matters.

                  (a) The exercise of this Option and the issuance of the Common Stock upon such exercise shall be subject to compliance by the Company and the Optionholder with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange or trading market on which the shares of the Common Stock may be listed at the time of such exercise and issuance. In connection with the exercise of this Option, Optionholder shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with applicable requirements of federal and state securities laws.

                  (b) The Option granted hereunder may be exercised by the Optionholder only if (i) the shares of Common Stock which are to be issued upon such exercise are registered under the Securities Act of 1933, as amended (the “1933 Act”) and any and all other applicable securities laws, or (ii) the Company, upon advice of counsel, determines that the issuance of the shares of Common Stock upon the exercise of the Option is exempt from registration requirements.

                  (c) The Company is under no obligation to register, under the 1933 Act or any other applicable securities laws, any of the shares of Common Stock to be issued to the Optionholder upon the exercise of the Option or to take any action which would make available any exemption from registration. If the shares to be issued to the Optionholder upon the exercise of the Option have not been registered under the 1933 Act and all other applicable securities laws, those shares will be “restricted securities” within the meaning of Rule 144 under the 1933 Act and must be held indefinitely without any transfer, sale or other disposition unless (a) the shares are subsequently registered under the 1933 Act and all other applicable securities laws, or (b) the Optionholder obtains an opinion of counsel which is satisfactory to counsel for the Company that the shares may be sold in reliance on an exemption from registration requirements. In the event that the shares to be issued upon exercise of the Option are “restricted securities,” the certificates representing shares of Common Stock issued upon exercise of an Option shall be endorsed with a legend reading substantially as follows:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ARE ‘RESTRICTED SECURITIES’ AS DEFINED BY RULE 144 UNDER THAT ACT. THE SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR, IN LIEU THEREOF, AN OPINION OF COUNSEL FOR THIS COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THAT ACT.

         13.     Withholding Taxes; Other Deductions. The Company shall have the right to deduct from any settlement of the Option, including the delivery or vesting of shares (a) an amount sufficient to cover withholding as required by law for any federal, state or local taxes, and (b) any amounts due from the Optionholder to the Company or to any subsidiary or parent of the Company or to take such other action as may be necessary to satisfy any such withholding or other obligations, including withholding from any other cash amounts due or to become due from the Company to the Optionholder an amount equal to such taxes or obligations.

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         14.     Defined Terms. All capitalized terms herein which are not otherwise defined herein shall have the same meaning ascribed to such terms in the Plan.

         15.     Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Company’s Secretary at its principal corporate offices. Any notice required to be given or delivered to Optionholder shall be addressed to the address indicated on Exhibit A. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

         16.     Construction. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this Option.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement or caused it to be executed as of the Grant Date.

Action Performance Companies, Inc.

By:____________________________________

Its:____________________________________

Optionholder

Printed Name:____________________________

Social Security Number:

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EXHIBIT A

Type of Grant:	_______ Discretionary Grant

_______ Automatic Grant to Non-Employee Director

Name of Optionholder:

Address of Optionholder:

Grant Date:

Option Price per Share:	$ per share

Number of Optioned Shares intended to be Incentive Stock Options under Section 422 of the Internal Revenue Code:

Number of Optioned Shares not intended to be Incentive Stock Options:

Vesting Schedule:

EXHIBIT B

ACTION PERFORMANCE COMPANIES, INC.
FIRST AMENDED AND RESTATED
2000 STOCK OPTION PLAN

Adopted by the Board of Directors as of January 27, 2000
Approved by the Shareholders on March 30, 2000

         1.     Purpose. The purpose of this 2000 Stock Option Plan (the “Plan”) is to attract, retain and motivate employees, directors, and independent contractors by providing them with the opportunity to acquire a proprietary interest in ACTION PERFORMANCE COMPANIES, INC., an Arizona corporation (the “Company”) and to link their interest and efforts to the long-term interests of the Company’s shareholders.

         2.     Plan Administration

                  2.1 In General. The Plan shall be administered by the Company’s Board of Directors (the “Board”). Except for the power to amend the Plan as provided in Section 12, the Board, in its sole discretion, may delegate all or any portion of its authority and duties under the Plan to one or more committees appointed by the Board and consisting of at least one member of the Board, under such conditions and limitations as the Board may from time to time establish. The Board and/or any committee that has been delegated the authority to administer the Plan shall be referred to as the “Plan Administrator.” Except as otherwise explicitly set forth in the Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to awards (as described in Section 5) under the Plan, including the selection of the individuals to be granted awards, the time or times of grant, the type of awards, the number of shares of the Company’s common stock (“Common Stock”) subject to an award, vesting conditions, and any and all other terms, conditions, restrictions and limitations, if any, of an award. To the extent that the Plan Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the awards in jurisdictions outside the United States, the Plan Administrator will have the authority and discretion to modify those restrictions as the Plan Administrator determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States. The Plan Administrator shall have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any award agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan. In controlling and managing the operation and administration of the Plan, the Plan Administrator shall take action in a manner that conforms to the articles of incorporation and bylaws of the Company, as amended from time to time, and applicable state law. All decisions made by the Plan Administrator pursuant to the Plan and related orders and resolutions shall be final, conclusive, and binding on all persons.

                  2.2 Rule 16b-3 and Code Section 162(m). Notwithstanding any provision of this Plan to the contrary, only the Board or a committee composed of two or more “Non-Employee Directors” may make determinations regarding grants of awards to officers, directors, and 10% shareholders of the Company. For purposes of this Plan, the term “Non-Employee Directors” shall have the meaning set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Plan Administrator shall have the authority and discretion to determine the extent to which awards will conform to the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and to take such action, establish such procedures, and impose such restrictions as the Plan Administrator determines to be necessary or appropriate to conform to such requirements.

                  2.3 Other Plans. The Plan Administrator also shall have authority to grant awards as an alternative to, as a replacement of, or as the form of payment for grants or rights earned or due under the Plan or other compensation plans or arrangements of the Company or a subsidiary of the Company, including the plan of any entity acquired by the Company or a subsidiary of the Company.

         3.     Eligibility. Any employee, proposed employees, and independent contractors who provide valuable services to the Company shall be eligible to receive awards under the Plan. Directors who are not employees of the Company shall be eligible to receive awards only pursuant to the provisions of Section 6 of the Plan. An award may be granted to a proposed employee prior to the date the proposed employee first performs services for the Company, provided that such awards shall not become vested prior to the date the employee first performs such services. Subject to the foregoing, the Plan Administrator, in its discretion, may grant any award permitted under the provisions of the Plan to any eligible person and may grant more than one award to any eligible person. For purposes of the Plan, the “Company,” with respect to all awards under the Plan other than Incentive Stock Options, includes any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant interest, as determined by the Plan Administrator. With respect to Incentive Stock Options (as defined in Section 5.2), the “Company” includes any parent or subsidiary of the Company as defined in Section 424 of the Code.

         4.     Shares Subject to the Plan

                  4.1 Number and Source. The shares offered under the Plan shall be shares of Common Stock and may be unissued shares or shares now held or subsequently acquired by the Company as treasury shares, as the Plan Administrator may from time to time determine. Subject to the provisions of Section 4.3, the number of shares of Common Stock for which awards may be granted under the Plan (including shares that may be issued upon exercise of options that are intended to be Incentive Stock Options) shall not exceed in the aggregate seven percent (7%) of the issued shares of Common Stock of the Company as of the Approval Date (as defined in Section 18); provided that, if the number of issued shares of Common Stock is increased after the Approval Date, the maximum number of shares of Common Stock for which awards may be granted under the Plan shall be increased by seven percent (7%) of such increase. Subject to adjustment as provided in Section 4.3, the aggregate number of shares that may be issued under the Plan (including shares that may be issued upon exercise of options that are intended to be Incentive Stock Options) shall not exceed 2,000,000 shares. The aggregate number of shares that may be covered by awards granted to any one individual in any year shall not exceed 25% of the total number of shares that may be issued under the Plan.

                  4.2 Shares Available. Any shares subject to an award granted under the Plan that are not delivered because the award is forfeited, terminated or canceled or any shares of Common Stock that are not delivered because the award is settled in cash or used to satisfy the applicable tax withholding obligation shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan and shall again be available for the granting of awards under the Plan. If the exercise price of any stock option granted under the Plan is satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. The payment of cash dividends and dividend equivalents paid in cash in conjunction with outstanding awards shall not be counted against the shares available for issuance.

                  4.3 Adjustment of Shares Available. The Plan Administrator shall have authority to proportionately adjust the aggregate number and type of shares available for awards under the Plan, the maximum number and type of shares that may be subject to awards to any individual under the Plan, the number and type of shares covered by each outstanding award, and the exercise price per share (but not the total price) for stock options outstanding under the Plan for any increase or decrease in the number of issued shares of Common Stock resulting from the payment of any stock dividend or from any stock split, split-up, combination or exchange of shares, consolidation, spin-off, reorganization, or recapitalization of shares or any like capital adjustment.

                  4.4 Change of Control. In the event of a Change of Control of the Company (as defined below), any unexercisable and/or unvested portion of the outstanding awards shall be immediately exercisable and vested in full upon consummation of the Change of Control. The exercise and/or vesting of any award that is permissible solely by reason of this Section 4.4 shall be conditioned upon the consummation of the Change of Control. Any awards that are not exercised upon consummation of the Change of Control shall terminate and cease to be outstanding effective as of the date of the Change of Control. Unless otherwise determined by the Board, a “Change of Control” shall be deemed to have occurred in the event of any of the following:

                           (a) any “person” (as such term is used in Section 13(d) and 14(d)(2) of the 1934 Act) is or becomes a beneficial owner, directly or indirectly, of stock of the Company representing 25 percent or more of the total voting power of the Company’s then-outstanding stock;

                           (b) a tender offer (for which a filing has been made with the SEC that purports to comply with the requirements of Section 14(d) of the 1934 Act and the corresponding SEC rules) is made for the stock of the Company; provided, that in case of a tender offer described in this Section 4.4(b), the Change in Control will be deemed to have occurred upon the first to occur of (i) any time during the offer when the person (using the definition in Section 4.4(a) above) making the offer owns or has accepted for payment stock of the Company with 25 percent or more of the total voting power of the Company’s outstanding stock, or (ii) three business days before the offer is to terminate unless the offer is withdrawn first, if the person making the offer could own, by the terms of the offer plus any shares owned by such person, stock with 50 percent or more of the total voting power of the Company’s outstanding stock when the offer terminates;

                           (c) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company if the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

                           (d) a merger or consolidation if the shareholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation (regardless of whether the Company is the surviving corporation);

                           (e) the sale, exchange or transfer of all or substantially all of the assets of the Company to any person other than a parent or subsidiary of the Company;

                           (f) a liquidation or dissolution of the Company to any person other than a parent or subsidiary of the Company; or

                           (g) individuals who were the Board’s nominees for election as directors of the Company immediately prior to a meeting of the shareholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board following the election.

         5.     Discretionary Awards

                  5.1 Types of Discretionary Awards. The Plan Administrator shall have authority to make discretionary grants of awards under the Plan to all eligible persons other than non-employee directors of the Company. Discretionary awards granted under the Plan shall be either Incentive Stock Options or Nonqualified Stock Options (as defined in Section 5.2).

                  5.2 Stock Options. The Plan Administrator may grant stock options, designated as “Incentive Stock Options,” which comply with the provisions of Section 422 of the Code or any successor statutory provision, or “Nonqualified Stock Options” that do not comply with the provisions of Section 422 of the Code or any successor statutory provision. The price for which shares may be purchased upon exercise of a particular option shall be determined by the Plan Administrator at the time of grant; provided that, the exercise price of an option shall not be less than 100% of the Fair Market Value (as defined in Section 13) of the Common Stock on the date such option is granted (110% of the Fair Market Value if options are intended to be Incentive Stock Options and are granted to a shareholder who at the time the option is granted owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company). The Plan Administrator shall set the term of each stock option, but no option shall be exercisable more than 10 years after the date such option is granted (five years if the option is an Incentive Stock Option granted to a shareholder who at the time the option is granted owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company). In addition, to the extent the aggregate Fair Market Value (determined as of the date the option is granted) of Common Stock with respect to which Incentive Stock Options granted to a particular individual become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000 (or such corresponding amount as may be set by the Code) such options shall be treated as Nonqualified Stock Options. An optionholder and the Plan Administrator can agree at any time to convert an Incentive Stock Option to a Nonqualified Stock Option.

                  5.3 Payment; Deferral. Awards granted under the Plan may be settled through cash payments, the delivery of Common Stock (valued at Fair Market Value) or the granting of replacement awards or combinations thereof as the Plan Administrator shall determine. Any award settlement, including payment deferrals, may be subject to such conditions, restrictions, and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits to deferred stock unit equivalents.

                  5.4 Individual Award Agreements. Stock options shall be evidenced by agreements between the Company and the recipient in such form and content as the Plan Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan. Such individual agreements may contain such provisions or conditions as the Plan Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan and may be amended from time to time in accordance with the terms thereof.

         6.     Automatic Grant Program

                  6.1 Amount and Date of Grant. During the term of the Plan, the Company shall make automatic grants of options (“Automatic Options”) in the form of Nonqualified Stock Options to each Board member who is not employed by the Company, whether or not such person is a Non-Employee Director as referred to in Section 2.2, (each an “Eligible Director”) as follows:

                           (a) Initial Director Grants. On the Approval Date, the Company shall grant an Automatic Option to acquire 8,000 shares of Common Stock to each Eligible Director serving as a member of the Board as of such date.

                           (b) New Director Grants. On the Initial Grant Date (as defined below), each new member of the Board who is an Eligible Director and who has not previously received an Automatic Option under Section 6.1(a), this Section 6.1(b), or under the Company’s 1993 Stock Option Plan shall be granted an Automatic Option to acquire 10,000 shares of Common Stock for so long as shares of Common Stock are available under Section 4.1 hereof. The “Initial Grant Date” shall be the date that an Eligible Director is first appointed or elected to the Board.

                           (c) Annual Grants. Each year on the Annual Grant Date (as defined below), an Automatic Option to acquire 8,000 shares of Common Stock shall be granted to each Eligible Director for so long as shares of Common Stock are available under Section 4.1 hereof. The “Annual Grant Date” shall be the date of the Company’s annual meeting of shareholders held in each year commencing as of the first annual meeting occurring after the Approval Date. Any Eligible Director who was granted an Automatic Option under Section 6.1(b) within 90 days prior to an Annual Grant Date shall be ineligible to receive an Automatic Option pursuant to this Section 6.1(c) on such Annual Grant Date.

                  6.2 Exercise Price. The exercise price per share of Common Stock subject to each Automatic Option granted under this Section 6 shall be equal to 100 percent of the Fair Market Value per share of the Common Stock on the date such Automatic Option is granted, as determined in accordance with Section 13.

                  6.3 Vesting. Each Automatic Option granted pursuant to this Section 6 shall vest and become exercisable immediately on the date of grant.

                  6.4 Term of Automatic Options. Each Automatic Option shall expire on the tenth anniversary (the “Expiration Date”) of the date on which such Automatic Option is granted. Should a holder of an Automatic Option cease, for any reason other than death, to serve as a member of the Board, then the option holder shall have 90 days measured from the date of such cessation of Board service in which to exercise his or her unexercised Automatic Options. Should an option holder die while serving as a Board member or within 90 days after cessation of Board service, then the personal representative of the option holder’s estate (or the person or persons to whom the Automatic Option is transferred pursuant to a qualified domestic relations order, the option holder’s will or in accordance with the laws of the descent and distribution) shall have a one-year period measured from the date of the option holder’s cessation of Board service (or such longer period as may be determined by the Plan Administrator in its discretion) in which to exercise any unexercised Automatic Options. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

                  6.5 Other Terms. Except as expressly provided otherwise in this Section 6, an Automatic Option shall be subject to all of the terms and conditions of the Plan, provided that Eligible Directors shall not be entitled to receive other awards under the Plan. Eligible Directors shall, however, be entitled to receive awards under other plans of the Company in accordance with the terms and conditions thereof.

         7.     Award Exercise

                  7.1 Precondition to Stock Issuance. Options shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Plan Administrator. No shares shall be delivered pursuant to the exercise of any stock option, in whole or in part, until payment in full of the option price thereof (in cash or stock as provided in Section 7.3) is received by the Company. No holder of an option, or any legal representative, legatee or distributee shall be or be deemed to be a holder of any shares subject to such option or right unless and until such option or right is exercised, the full exercise price is paid, and such shares are issued.

                  7.2 No Fractional Shares. No stock option may at any time be exercised with respect to a fractional share.

                  7.3 Form of Payment. An optionee may exercise a stock option using as the form of payment (a) cash or cash equivalent, (b) stock-for-stock payment (as described below), (c) cashless exercises (as described below), (d) any combination of the above, or (e) such other means as the Plan Administrator may approve.

                           (i) Stock-for-Stock Payment. Any optionee who owns Common Stock may use such shares as a form of payment to exercise stock options granted under the Plan. The Plan Administrator, in its discretion, may restrict or rescind this right by notice to optionees. A stock option may be exercised in such manner only by tendering (actually or by attestation) to the Company whole shares of Common Stock acceptable to the Plan Administrator and having a Fair Market Value equal to or less than the exercise price. If an option is exercised by surrender of shares having a Fair Market Value less than the exercise price, the option holder must pay the difference in cash.

                           (ii) Cashless Exercises. The Plan Administrator may permit an option holder to elect to pay the exercise price upon the exercise of an option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

                  7.4 Form and Time of Exercises. Unless otherwise specified herein, each exercise required or permitted to be made by any option holder or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be in writing filed with the Plan Administrator at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Plan Administrator shall require.

         8.     Transferability. Any Incentive Stock Option granted under the Plan shall, during the recipient’s lifetime, be exercisable only by such recipient, and shall not be assignable or transferable by such recipient other than by will or the laws of descent and distribution. Except as specifically allowed by the Plan Administrator, any other award under the Plan and any of the rights and privileges conferred thereby shall not be assignable or transferable by the recipient other than (i) pursuant to a qualified domestic relations order (“QDRO”), or (ii) by will or the laws of descent and distribution and such award shall be exercisable during the recipient’s lifetime only by the recipient or the person to whom the Option is transferred pursuant to a qualified domestic relations order.

         9.     Withholding Taxes; Other Deductions. All distributions under the Plan are subject to withholding of all applicable taxes, and the Plan Administrator may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Company shall have the right to deduct from any settlement of an award granted under the Plan, including the delivery or vesting of shares, (a) an amount of cash or shares of Common Stock having a value sufficient to cover withholding as required by law for any federal, state or local taxes, and (b) any amounts due from the recipient of such award to the Company or to any parent or subsidiary of the Company or to take such other action as may be necessary to satisfy any such withholding or other obligations, including withholding from any other cash amounts due or to become due from the Company to such recipient an amount equal to such taxes or obligations. The Plan Administrator also may, in its discretion, permit the holder of an award to deliver to the Company, at the time the award is exercised or vests, one or more shares of Common Stock previously acquired by such individual (other than pursuant to the transaction triggering the taxes) with an aggregate Fair Market Value up to or equal to (but not in excess of) the amount of the taxes incurred in connection with such exercise or vesting.

         10.     Termination of Services

                  10.1 Definition of “Service.” For purposes of the Plan, unless it is evidenced otherwise in the option agreement with the holder, the holder is deemed to be in “Service” to the Company so long as such individual renders continuous services on a periodic basis to the Company (or to any parent or subsidiary) in the capacity of an employee, director, or an independent consultant or advisor. In the discretion of the Plan Administrator, an option holder will be considered to be rendering continuous services to the Company even if the type of services change, e.g., from employee to independent consultant. An option holder will be considered to be an employee for so long as such individual remains in the employ of the Company or one or more parent or subsidiary of the Company.

                  10.2 Termination of Incentive Stock Options.

                           (a) Termination of Service Other than Disability or Death. If any option holder ceases to be in Service to the Company for any reason other than permanent disability or death and any vested option held by such person is an Incentive Stock Option, then such holder may, within three months after the date of termination of such Service, but in no event after the stated expiration date of such Incentive Stock Option, exercise some or all of the Incentive Stock Options that the holder was entitled to exercise on the date the holder’s Service terminated; provided, that if the option holder is discharged for “Cause” (as defined below) or commits acts detrimental to the Company’s interests after the Service of the option holder has been terminated, then the Incentive Stock Options shall immediately be void for all purposes. “Cause” shall mean a termination of Service based upon a finding by the Plan Administrator that the option holder (i) has willfully engaged in conduct involving dishonesty, fraud, theft or embezzlement; (ii) within a reasonable period of time after written notice and demand for substantial performance is delivered by the Company, has repeatedly failed or refused, in a material respect, to follow reasonable policies or directives established by the Company; (iii) within a reasonable period of time after written notice and demand for substantial performance is delivered by the Company, has willfully and persistently failed to attend to his or her material duties or obligations with the Company (other than any such failure as a result of the option holder’s disability, as defined in Section 10.2(b); (iv) has willfully performed an act, or willfully failed to act, where such act or failure to act is demonstrably and materially injurious to the Company, monetarily or otherwise; (v) has engaged in egregious misconduct involving serious moral turpitude to the extent that, in the reasonable judgment of the Plan Administrator, the option holder’s credibility and reputation no longer conform to the standard of the Company’s employees; or (vi) has misrepresented or concealed a material fact for purposes of securing employment with the Company. For purposes of this Section 10.2, no act or failure to act on the part of an option holder shall be deemed “willful” unless the Plan Administrator reasonably determines that the act was done or omitted to be done by the option holder not in good faith and without a reasonable belief that the option holder’s action or omission was in the best interest of the Company. Any written notice and demand required by this Section 10.2 shall identify, with reasonable specificity, the manner in which the Company believes the option holder has failed to follow the Company’s policies and directives or has failed to attend to his or her material duties.

                           (b) Disability of Option Holder. If any option holder ceases to be in Service to the Company by reason of permanent disability within the meaning Section 22(e)(3) of the Code (as determined by the Plan Administrator), the holder shall for a period of one year after the date of termination of Service, but in no event after the stated expiration date of the holder’s Incentive Stock Options, be entitled to exercise Incentive Stock Options that the holder was entitled to exercise on the date the holder’s Service terminated as a result of the disability.

                           (c) Death of Option Holder. If an option holder dies while in the Company’s Service, any vested Options that are Incentive Stock Options that the option holder was entitled to exercise on the date of death will be exercisable for a period of one year (or such longer period as may be determined by the Plan Administrator in its discretion) after such date or until the stated expiration date of the option holder’s Incentive Stock Options, whichever occurs first, by the person or persons to whom the option holder’s rights pass under a will or by the laws of descent and distribution.

                  10.3 Termination of Nonqualified Options. Any Nonqualified Options that are exercisable at the time an option holder ceases to be in Service to the Company shall remain exercisable for such period of time thereafter as determined by the Plan Administrator in its discretion. In the absence of any provision in the documents evidencing such options or other determination by the Plan Administrator, the options shall remain exercisable pursuant to the terms of Section 10.2 of the Plan; provided, however, that in the event of the death of a recipient, whose Nonqualified Options have been transferred to a former spouse pursuant to a qualified domestic relations order, such former spouse shall have a period of one year (or such longer period as may be determined by the Plan Administrator in its discretion) after the recipient’s date of death to exercise such Options.

         11.     Term of the Plan. The Plan shall become effective as of January 27, 2000 and shall remain in full force and effect through January 27, 2010, subject to shareholder approval pursuant to Section 18, and unless sooner terminated by the Board. After the Plan is terminated, no future awards may be granted, but awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

         12.     Plan Amendment and Termination; Bifurcation of the Plan. The Board may, without action on the part of the Company’s shareholders, amend, change, make additions to, or suspend or terminate the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided that the Board may not, without the consent of the applicable option holders, take any action that disqualifies any option previously granted under the Plan for treatment as an Incentive Stock Option or which adversely affects or impairs the rights of the holder of any option outstanding under the Plan; and further provided that, except as provided in Section 4.3, the Board may not, without the approval of the Company’s shareholders, (a) increase the aggregate number of shares of Common Stock subject to the Plan, (b) reduce the exercise price at which options may be granted, (c) extend the term of the Plan, (d) enlarge the class of persons eligible to receive awards under the Plan, (e) materially increase the benefits accruing to participants under the Plan, or (f) if such approval is required (i) to comply with Section 422 of the Code with respect to Incentive Stock Options, or (ii) for purposes of Section 162(m) of the Code. Notwithstanding any provision of this Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers, directors or shareholders subject to Section 16 of the 1934 Act without so restricting, limiting or conditioning the Plan with respect to other participants

         13.     Fair Market Value. For purposes of the Plan, the “Fair Market Value” of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  13.1 If the Common Stock is at the time listed or admitted to trading on any stock exchange or the Nasdaq Stock Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question as reported on the stock exchange or trading market determined by the Plan Administrator to be the primary market for the Common Stock. If there is no reported sale of Common Stock on such exchange or trading market on the date in question, then the Fair Market Value shall be the closing selling price on the exchange or trading market on the last preceding date for which such quotation exists.

                  13.2 If the Common Stock is not at the time listed or admitted to trading on any stock exchange or the Nasdaq Stock Market, but is traded in over-the-counter market, the Fair Market Value shall be the closing selling price (or, if such information is not available, the average of the highest bid and lowest asked prices) per share of Common Stock on the date in question in the over-the-counter market. If there is no reported closing selling price (or bid and asked prices) for the Common Stock on the date in question, then the closing selling price (or the average of the highest bid price and lowest asked price) on the last preceding date for which such quotations exist shall be determinative of Fair Market Value.

                  13.3 If the Common Stock at the time is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate, including one or more independent professional appraisals.

         14.     No Repricing Without Shareholder Approval. No stock options granted under the Plan may be repriced without the approval of the shareholders of the Company within 12 months of such repricing. Shareholder approval shall be evidenced by the affirmative vote of the holders of the majority of the shares of the Company’s capital stock present in person or by proxy and voting at the meeting. For purposes of the Plan, “repricing” shall include amendments to stock options that reduce the exercise price of such options, as well as those situations in which new options are issued to an option holder in place of cancelled options, and which would be reportable in the repricing table of the Company’s proxy statement for its annual meeting of shareholders.

         15.     General Restrictions. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange, the Nasdaq Stock Market, or similar entity. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a non-certificated basis to the extent not prohibited by applicable law or the applicable rules of any stock exchange, the Nasdaq Stock Market, or similar entity.

         16.     Plan Not Exclusive. This Plan is not intended to be the exclusive means by which the Company may issue awards to acquire its Common Stock.

         17.     Governing Law. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of Arizona.

         18.     Approval by Shareholders. This Plan shall be submitted to the shareholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of this Plan by the Board. Shareholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the meeting. The date on which the shareholders approve the plan shall be the “Approval Date” of the Plan. If the shareholders decline to approve this Plan at such meeting or if this Plan is not approved by the shareholders within 12 months after its adoption by the Board, this Plan (and all awards granted hereunder) shall automatically terminate to the same extent and with the same effect as though this Plan had never been adopted. If this Plan is approved by shareholders, all awards granted under the Plan to persons who are “Affiliates” of the Company (as defined under the Securities Act of 1933, as amended) shall be deemed acquired on the date such approval is obtained.

         19.     Limitation of Implied Rights. Neither an option holder nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any subsidiary, in their sole discretion, may set aside in anticipation of a liability under the Plan. An option holder shall have only a contractual right to the common stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any subsidiary, and nothing contained in the Plan shall constitute sufficient to pay any benefits to any person. The Plan does not constitute a contract of employment, and selection as to receive any aware under the Plan will not give any participating employee the right to be retained in the employ of the Company or any subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ACTION PERFORMANCE COMPANIES, INC.

2002 ANNUAL MEETING OF SHAREHOLDERS

         The undersigned shareholder of ACTION PERFORMANCE COMPANIES, INC., an Arizona corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of the Company, each dated January 22, 2002, and hereby appoints Fred W. Wagenhals and R. David Martin, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 Annual Meeting of Shareholders of ACTION PERFORMANCE COMPANIES, INC., to be held on Monday, March 4, 2002, at 9:00 a.m., local time, at The Hilton Phoenix Airport, 2435 S. 47th Street, Phoenix, Arizona 85034, and at any adjournment or adjournments thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card.

Please mark your votes as in this example

WITHHOLD
		FOR all nominees	AUTHORITY
		listed at right (except	to vote for all nominees
		as indicated)	listed at right	Nominees:

1.	ELECTION OF DIRECTORS:			Fred W. Wagenhals R. David Martin Melodee L. Volosin John S. Bickford, Sr. Edward J. Bauman Herbert M. Baum Lowell L. Robertson Robert L. Matthews

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list at right.

2.	Proposal to amend the Company’s 2000 Stock Option Plan to increase the number of shares of the Company’s common stock that may be purchased pursuant to that plan.

FOR	AGAINST	ABSTAIN

3.	Proposal to approve the Company’s Annual Incentive Plan

FOR	AGAINST	ABSTAIN

4.	Proposal to ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending September 30, 2002.

FOR	AGAINST	ABSTAIN

and upon such matters that may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS; FOR THE PROPOSAL TO AMEND THE COMPANY’S 2000 STOCK OPTION PLAN; FOR THE PROPOSAL TO APPROVE THE COMPANY’S ANNUAL INCENTIVE PLAN; FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A majority of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

Sign, date, and return the proxy card promptly using the enclosed envelope.

Signature_______________________	__________________________________	Dated:___________, 2002

Signature if held jointly

NOTE:	(This proxy should be dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both shareholders should sign.